BUSINESS ACQUISITION (Tables)	12 Months Ended
Jun. 30, 2024
Affinity DNA [member]
IfrsStatementLineItems [Line Items]
SUMMARY OF BUSINESS ACQUISITION ASSETS AND GOODWILL ACQUIRED

Intangible assets arising on acquisition were valued by an independent valuer. Details of net assets acquired and of goodwill are as follows:

A$
Fair value of consideration transferred
Amount settled in cash	486,188
Total consideration	486,188
Recognized amounts of identifiable net assets
Intangible assets (1)	41,264
Deferred tax liabilities	(10,316)
Identifiable net assets	30,948
Goodwill on acquisition (Note 15)	455,240

(1)	Intangible assets relate to brand, trademark, trade names and domain names acquired as part of the business acquisition amounted to A$41,264 (refer to Note 16 for further details). The useful life of these intangibles are amortized on a straight-line basis over their estimated useful lives of five years.